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                                                                     Exhibit 32


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of PDG Environmental, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Regan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John C. Regan


John C. Regan
Chief Executive Officer and
Chief Financial Officer

June 13, 2005



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